NUVEEN SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 23, 2017

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2017

1.	The section “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I	Class T
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%	0.25%
Other Expenses
Interest and Fees on Borrowings	0.03%	0.03%	0.03%	0.03%	0.03%
Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.83%	1.63%	1.38%	0.63%	0.88%

1	The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

2.	The section “Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	C2	I	T	A	C	C2	I	T
1 Year	$333	$166	$140	$64	$338	$333	$166	$140	$64	$338
3 Years	$508	$514	$437	$202	$524	$508	$514	$437	$202	$524
5 Years	$699	$887	$755	$351	$725	$699	$887	$755	$351	$725
10 Years	$1,250	$1,933	$1,657	$786	$1,307	$1,250	$1,933	$1,657	$786	$1,307

PLEASE KEEP THIS WITH YOUR

SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SDHYMS-0317P